Exhibit 10.4

AHCA CONTRACT NO. FA972
AMENDMENT NO. 2

THIS CONTRACT, entered into between the State of Florida, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and WELLCARE OF FLORIDA, INC., D/B/A HEALTHEASE, hereinafter referred to as the "Vendor," or “Health Plan,” is hereby amended as follows:

1.	Standard Contract, Section III., Item B., Contract Managers, sub-item 1., is hereby amended to now read as follows:

1.	The Agency’s Contract Manager’s contact information is as follows:
Kenyatta Smith
Agency for Health Care Administration
2727 Mahan Drive, MS #50
Tallahassee, FL 32308
(850) 412-4068

2.
Effective January 1, 2013, Attachment I, Scope of Services, Capitated Health Plans, Section D., Service(s) to be Provided, Item 2., Approved Expanded Benefits, sub-item a., Table 6, Effective Date: 09/01/12 – 08/31/15, Non-Reform Expanded Services,, is hereby deleted in its entirety and replaced with Table 6, Effective Date 01/01/13 – 08/31/15 (010113), Non-Reform Expanded Services, as follows:

TABLE 6 Effective Date: 01/01/13 – 08/31/15 (010113)
Non-Reform Expanded Services
Not limited to three (3) home health visits per day
One (1) general office visit per day
Up to $25 credit per household each month for selected over the counter drugs and/or health supplies.

Unless otherwise stated, this Amendment shall be effective upon execution by both Parties.
All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in this Contract.
This Amendment and all its attachments are hereby made part of this Contract.
This Amendment cannot be executed unless all previous amendments to this Contract have been fully executed.
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AHCA Contract No. FA972, Amendment No. 2, Page 1 of 2

Exhibit 10.4

IN WITNESS WHEREOF, the Parties hereto have caused this two (2) page Amendment to be executed by their officials thereunto duly authorized.

	WELLCARE OF FLORIDA, INC., D/B/A		STATE OF FLORIDA, AGENCY FOR
	HEALTHEASE		HEALTH CARE ADMINISTRATION
SIGNED		SIGNED
BY:	/s/ Christina Cooper	BY:	/s/ Elizabeth Dudek
NAME:	Christina Cooper	NAME:	Elizabeth Dudek
TITLE:	President, FL and HI Division	TITLE:	Secretary
DATE:	3/13/2013	DATE:	3/14/2013

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AHCA Contract No. FA972, Amendment No. 2, Page 2 of 2